UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009 (September 11, 2009)

COMPOSITE TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2026 McGaw Avenue
Irvine, CA 92614
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01. Entry into a Material Definitive Agreement; Amendment of Material Definitive Agreement

On August 10, 2009, the Registrant and its wholly-owned subsidiary DeWind, Inc. (“DeWind”), a Nevada corporation, entered into an Asset Purchase Agreement (“Purchase Agreement”) with Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“Buyer”), a Korean corporation.  Under the Purchase Agreement, DeWind agreed to sell substantially all of its assets for the purchase price of $46.5 million and assumption of certain liabilities.  Also on August 10, 2009, DeWind, Ltd., a UK private limited company and a wholly-owned subsidiary of the Registrant (“UK DeWind”), entered into an Asset Purchase Agreement (“UK Agreement”, and together with the Purchase Agreement, the “Agreements”) with Buyer under which UK DeWind agreed to sell certain assets for the purchase price of $3.0 million.  These transactions were reported in the Current Report on Form 8-K filed on August 14, 2009.

On September 4, 2009 the Registrant amended both of these agreements.  The Purchase Agreement was amended to revise the definition of Assumed Liabilities and Excluded Liabilities.  It also clarified that $17,175,000 of the purchase price would be placed into escrow pursuant to an escrow agreement entered into among the parties.  The Purchase Agreement also revised some additional sections relating to DeWind representations and covenants and the indemnification by Buyer.  The UK Agreement was amended to clarify tax obligations and provide representations regarding the business of DeWind Ltd.

The Registrant also assigned its trademark logo to DeWind Turbine pursuant to a Trademark Assignment Agreement dated as of September 4, 2009 and the Registrant agreed to use a different logo after nine months.

The description of the Amendments, the Escrow Agreement and the Trademark Assignment Agreement are each qualified in its entirety by reference to such agreement attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.01 Completion of Acquisition; Disposition of Assets

On September 4, 2009 DeWind and UK DeWind completed the sale of substantially all of their assets to Buyer pursuant to the Asset Purchase Agreements executed on August 10, 2009.  DeWind and UK DeWind distributed the assets to two wholly-owned subsidiaries of Buyer, DeWind Turbine Co., a California corporation, and Blitz 09-447 GmbH, a German corporation. Buyer paid the purchase price of  $49.5 million, of which approximately $17.2 million was placed into escrow.   Of the remaining $29.3 million, $5.0 million was paid to the Registrant’s secured lender, $1.2 million was paid to a contract manufacturer, $1.7 million was paid to a financial advisor and $700,000 was paid to the Registrant’s attorneys for this transaction.  The remaining $23.7 million was paid to DeWind and UK DeWind.

Item 5.02 Departure of Certain Officers

In connection with the DeWind asset sale,  Robert Rugh was terminated as DeWind’s President, effective as of September 4, 2009.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title or Description

2.1
Amendment No. 1 dated as of September 4, 2009 to the Asset Purchase Agreement  by and between Daewoo Shipbuilding & Marine Engineering Co. Ltd. and DeWind, Inc. and the Registrant dated as of August 10, 2009 (1)

2.2	Amendment No. 1 dated as of September 4, 2009 by and between Daewoo Shipbuilding & Marine Engineering Co. Ltd. and DeWind, Ltd. dated as of August 10, 2009

10.1
Escrow Agreement dated as of September 4, 2009 by and among Daewoo Shipbuilding & Marine Engineering Co. Ltd. (“DSME”), DeWind, Inc., the Registrant and U.S. Bank National Association, as escrow agent (1)

10.2	Trademark Assignment Agreement dated as of September 4, 2009 by and among the Registrant and DeWind Turbine Co., a wholly-owned subsidiary of DSME

(1) Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION
(Registrant)

Date: September 11, 2009	By:	/s/ Benton H Wilcoxon
Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

2.1
Amendment No. 1 dated as of September 4, 2009 to the Asset Purchase Agreement  by and between Daewoo Shipbuilding & Marine Engineering Co. Ltd. and DeWind, Inc. and the Registrant dated as of August 10, 2009 (1)

2.2	Amendment No. 1 dated as of September 4, 2009 by and between Daewoo Shipbuilding & Marine Engineering Co. Ltd. and DeWind, Ltd. dated as of August 10, 2009

10.1	Escrow Agreement dated as of September 4, 2009 by and among Daewoo Shipbuilding & Marine Engineering Co. Ltd., DeWind, Inc., the Registrant and U.S. Bank National Association, as escrow agent (1)

10.2	Trademark Assignment Agreement dated as of September 4, 2009 by and among the Registrant and DeWind Turbine Co., a wholly-owned subsidiary of DSME

(1) Portions of this Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.